蓝莓种植地流转合同

本合同签约双方：
转让人（以下简称甲方）：黑龙江省友好林业局
法人代表：陈清林

受让人（以下简称乙方）：丹东龙升花卉苗木科技有限公司
法定代表人：赵广
Two parties：
Transferor（Party A）：Youhao forestry bureau,Heilongjiang province
Legal representative：Chen Qinglin

Assignee（Party B）：Dandong longsheng horticulture,Inc
Legal representative：Zhao Guang

甲乙双方根据《中华人民共和国森林法》、《中华人民共和国合同法》、《黑龙江省森林、林木、林地流转试点管理办法》的有关规定，本着平等、自愿、有偿的原则，经双方充分协商，订立本合同，以兹共同遵守。
The contract was agreed by negotiation between party a and party b based on the principle of equality, voluntary, compensation.

一、  蓝莓种植地的基本情况及流转方式、流转期限 Basic information/transfer way/transfer duration of blueberry cultivated fields.
1、甲方所拥有的蓝莓种植地为流转林地，面积为360.2亩（坐标及四至见附件一）。
Blueberry cultivated fields which owned by Party A is flow forest land, total area is 360.2 MU.(please see attachment 1 for position)
2、乙方租用甲方蓝莓种植地，种植地内的蓝莓苗木乙方全部购买。
Party B rent the blueberry cultivated fields owned by Party A, the growing blueberry plants in the field will be purchased by Party B.
3、蓝莓种植地租用的期限为：2011年7月1日至2061年6月30日，共计50年。
The rent duration is : 2011-07-01 to 2061-06-30, total 50 years.
二、蓝莓种植地的用途 Purpose of the blueberry culticated fields
本种植地必须用于蓝莓种植。未经依法批准，不得用于非林业建设；本种植地流转合同期满后如双方同意继续流转，应重新协商签订新的林地流转协议。
The field must be used to cultivate blueberry. Without legal approval, it will not permit to use for non-forest construction; if the parties agree to continue the transfer in the end of the transfer date mentioned in the contract, a new transfer contract is supposed to sign again based on negotiation.

三、  双方的权利和义务Duties and obligations
（一）  甲方的权利和义务Duties and obligations for Party a
1、  甲方的权利 Obligations for Party a
（1）	有权依法自主决定种植地承包经营权和流转方式。
The right to decide the lease-holding right and transfer way under the legal permit.
（2）	有权依法获得流转收益。
The right to possess the transfer income.
（3）	有权按照本合同约定流转种植地期限，在期满后收回种植地经营权。
The right to appoint the cultivated field transfer duration under the contract, get back the cultivated field operating right after the transfer duration end.
（4）	有权监督乙方，保证种植地用于林业建设。
The right to supervise Party B, ensure the cultivated fields used for forestry development.
2、  甲方的义务 Duties for Party a
（1）甲方保证所种植地产权清晰，没有权属纠纷和其他经济纠纷；所流转的土地没有抵押或其他担保。如流转后乙方发现所流转的种植存在纠纷，甲方应及时予以解决，由此造成乙方损失的，甲方应予以赔偿。同时甲方应提供种植地的产权证明的复印件作为本合同的附件（即附件二）。

Guarantee the property right of the cultivated fields clearly, no ownership dispute and other economic dispute; no pledge and guarantee on the transferred fields. If the Party B found dispute exist on the field, Party A should solve the dispute as soon, and compensate the loss of Party B. Meantime, Party A should provide the copy of the property right certificates of the cultivated fields(please see the attachment 2).
（2）甲方应维护乙方种植地承包经营权，未经乙方同意不得非法变更、解除流转合同。
Party A should promise the lease-holding right of Party B, without agreement of Party B, Party A can not amend or end the transfer contract.
（3）甲方应尊重乙方的生产经营自主权，不得擅自干涉乙方依法进行的正常生产经营活动，否则视为违约并赔偿由此给乙方造成的损失。
Party A should respect the operating right of Party B, can not interfere the normal operating activities of Party B, or will be considered as breach to the contract and compensate the loss caused by the breach to Party B.
(4) 承包期内，甲方允许乙方流转种植地承包经营权。
During the transfer period, Party A allow Party B the lease-holding right.

（5）甲方应协助乙方获取有关国家林地政策性补助资金，所获得的政策性补助资金全部归乙方所有并用于种植地建设使用。
Party A should assist Party B to get the state subsidy under the state forestry policy, the subsidy will totally owned by Party B and used to the cultivated fields development.
（6）甲方承诺，根据乙方蓝莓生产发展建设的需要，甲方可继续提供蓝莓种植基地建设用地。
Party B promise that can provide more field for blueberry cultivated base development, based on the development need of Party B.
（二）  乙方的权利和义务Duties and obligations for Party B
1、乙方的权利obligations for Party B
（1）依法享有种植地使用、收益的权利，有权自主组织生产经营和依法处置林木及产品。有权与其他农户联合，将承包经营权入股，或将种植地流转他人从事蓝莓种植。
The legally rights to use the plant and income, and to self-organization of production and forest management and legally dispose of the product. Rights to combine with other farmers, invest by the lease holding right, or transfer cultivation to other parties that in blueberry planting business.
（2）有权享受国家优惠政策和扶持资金。
The right to enjoy the state preferential policies and support funds.

（3）种植地在流转期内被依法征用、占用的，依法所获得的补偿归乙方所有。
For those cultivated fields within the transfer period that legally requisitioned and occupied, party b has the right to receive the compensation.
（4）乙方合并或分立的，分立、合并后的公司在流转期内仍可享有继续经营的权利。
Within the transfer period, the companies belong to party b after merger or separation can still enjoy the right to continue to operate.
2、乙方的义务Duties for Party B
（1）乙方应在流转的种植地范围内完成甲方的规划造林任务，并应维持种植地的林业用途，不得用于非林地建设或者闲置荒芜。（除林地管护用房建设外）
Party b shall complete the afforestation program in the context of the transfer of cultivation which requested by party a, also party b should maintain the cultivation of forestry purposes, construction of non-forest and  idle barren is not acceptable. (Except housing construction for forest management and protection use)
（2）落实种植蓝莓的管护措施。
Implementation of the management and protection measures for planting blueberries.

（3）依法保护和合理利用种植地，不得自行或准许他人在流转种植地内毁林开垦、采石、挖沙、取土等给种植地造成永久性损害的行为。在种植地内发生毁林和乱占滥用林地行为时，应采取积极措施予以制止，并及时向有关部门报告。
Legal protection and rational utilization of cultivation, shall not transfer or permit the cultivation of deforestation, land reclamation, quarrying, dredging, earth, etc. to cause permanent damage to the plant's behavior. Deforestation occurred in the cultivation and the indiscriminate use of forest land act, should take positive measures to stop, and promptly reported to the authorities.
（4）依法做好森林防火和林业有害生物防治工作。
Make preparations for forest fire prevention and forest pest control work.
（5）及时、足额支付林地流转费。
Transfer cost shall be paid timely and fully.
（6）流转期间内，可以将合同约定的种植地进行再流转，再流转的期限不得超过该种植地扣除已使用期限后的剩余年限。
Within the transfer period, the cultivated fields could be re-transfer, and the transfer shall not exceed the period of cultivation has been used, after deducting the remaining useful life.
（三）双方约定的其他权利和义务
Other rights and obligations agreed by both parties

1、本合同未明确的事项，甲乙双方可行适合履行国家法律法规规定的其他权利和义务。
Any unspecified items in this contract, both parties feasible for the implementation of State laws and regulations of other rights and obligations
2、乙方对种植林地造成永久性损害的，甲方有权要求乙方进行赔偿。
Any permanent damage to the planting of woodland caused by party b, party a has the right to request the compensation.
3、本合同如需向有关部门备案，甲方应负责办理有关备案手续。
The contract required the relevant departments for the record, and Party A shall be responsible for the record.
四、流转价款和支付方式
Transfer cost and payment terms
1、本合同种植地流转为360.2亩，根据双方商定每年每亩种植地土地流转价格在人民币220（贰佰贰拾元整）元；全部种植土地的流转费为人民币3,962,200.00（叁佰玖拾陆万贰仟贰佰元整）元；自合同签订之日起3日内付清全部流转费。
360.2 mu of cultivated fields in transfer is agreed in the contract, both parties are agreed that the unit price of 1 mu of cultivated field per year is RMB 220.00, and the total transfer cost is RMB 3,962,200.00. The total transfer costs shall be paid off within 3 days after the date of contract is signed.

2、种植地内的蓝莓苗木，按评估机构评定后的价格为准，本合同签订之后，乙方应积极开展评估工作，并且全额支付相关评估费用，在评估结束后二个月内乙方付清全部蓝莓苗木的价款。
The price of blueberry plants in cultivated fields is set according to the evaluation by the evaluating agency. After the signing of the contract, the party b should begin the evaluation activity and totally pay off the evaluation fee. And the party b shall pay off all the costs of blueberry plants within 2 months.
五、违约条款Responsibility for the breach of engagement
甲乙双方应认真履行本合同的约定，任何一方违反本合同约定的任何条款都视为违约，违约方应向守约方承担赔偿责任。
If failure of either party A or Party b to fulfill the articles of the contract results in the termination of the contract, the party at fault shall be deemed as violating the contract and shall pay additional compensation.
1、甲方未经乙方同意擅自变更或解除合同，应向乙方承担违约责任，并赔偿由此给乙方造成的损失（包括既得利益和期得利益）。
Any modification or termination raised by party a without obtaining the agreement of party b, party a shall pay additional compensation (includes vested interests and expected interests)
2、乙方不按照合同的约定期限、金额支付流转费、苗木价款及擅自改变土地用途的，应向甲方承担违约责任，赔偿由此给甲方造成的损失。

Any breach of contract period, breach of amount of payments, breach of cost of plant and change in land use without authorization raised by party b, shall pay additional compensation.
六、争议解决条款Article for dispute solution
甲乙双方因履行本合同义务发生争议时，应尽量通过友好协商方式解决，不能友好解决的任何一方都可将本争议提交给哈尔滨仲裁委员会仲裁，仲裁裁决是终局的裁决，对双方具有约束力。
As any dispute arise during the contract perform period, the two parties should solute through positive negotiation as possible, if not effect, any party can submit the dispute to the Harbin Arbitration Committee, as the arbitration of the committee should be the final judge, the two parties should be bind to it.
七、其他约定Other arrangement
1、本合同经双方签字或盖章后立即生效。本合同未尽事宜依据《中华人民共和国合同法》的有关规定解决。本合同附件是本合同不可缺少的一部分，与合同具有同等的法律效力。
The contract will effect immediately by the sign or chop of the two parties. Any matter not prescript in the contract will be ruled and solute according to related article of “Chinese Contract Law”. The attachment of the contract is the comprehensive part of the contact, with same legal effect to the contract.

3、  本合同一式三份，甲、乙双方各执一份；伊春市林业行业主管部门备案一份。
Three copies in total, one for party a, one for party b, one for Yichun forest supervision authorities for record purpose.

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（签章页）
甲方（签字或盖章）：乙方（签字或盖章）：
Sign or chop

年月日年月日
Date

附件：
附件一：流转林地附图Flow cultivated field map
附件二：甲方林权证复印件Copy of property right certificate of party b